UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2006

Paxson Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Clearwater Park Road, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-659-4122

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Paxson Communications Corporation is being filed to supplement certain statements that were set forth in Item 5.02 of the Current Report on Form 8-K filed by Paxson Communications Corporation on April 18, 2006 (the "Prior Form 8-K"). This Amendment No. 1 to the Current Report on Form 8-K amends and restates in its entirety the Prior Form 8-K.

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On April 14, 2005, the Board of Directors of the Registrant appointed Frederick M. R. Smith as a Class III director of the Registrant for a term expiring at the 2006 annual meeting of stockholders of the Registrant. Effective May 1, 2006, Mr. Smith was appointed as a member of the Audit Committee and the Compensation Committee of the Board of Directors of the Registrant. The Registrant has furnished the press release announcing Mr. Smith's appointment as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following item is furnished as an Exhibit to this report:

99.1 Press Release of Paxson Communications Corporation dated April 19, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paxson Communications Corporation

May 4, 2006	By:	Adam K. Weinstein

Name: Adam K. Weinstein
Title: Senior Vice President, Secretary & Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Paxson Communications Corporation dated April 19, 2006.